FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                         CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     October 21, 1996




                Continental Materials Corporation
     (Exact name of registrant as specified in its charter)




        Delaware                           1-3834        36-2274391
     (State or other jurisdiction       (Commission    (IRS Employers
           of incorporation)           File Number)   Identification No.)




      225 West Wacker Drive, Chicago, Illinois        60606
      (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code   312-541-7200









              INFORMATION TO BE INCLUDED IN REPORT


Item 2.  Acquisition of Assets

       On October 21, 1996, pursuant to an Acquisition
       Agreement (Exhibit 2A hereto), Registrant acquired the assets of Valco, Inc.'s ("Valco") ready mix concrete and aggregates operation in Pueblo, Colorado for a cash purchase price of $5,148,000 net of $163,000 of accrued liabilities assumed. The assets purchased consist primarily of property, plant and equipment of $3,559,000, receivables of $917,000 inventories of $335,000 and a covenant not to compete of $500,000 (Exhibit 2B hereto).

       In addition to the above, pursuant to a Fee Sand and Gravel Lease (Exhibit 2C hereto), Registrant concurrently entered into a long-term lease to mine aggregates from properties in Pueblo owned by Valco. The lease calls for Registrant to pay
       Valco 37 cents per ton of aggregate mined with a minimum annual royalty of $300,000. Both amounts are subject to inflation adjustments.

       The terms and conditions of this acquisition and lease, including the consideration paid, were reached as the result of arms-length negotiations and bargaining between Registrant and Valco. There was, and is, no material relationship between the Registrant or any of its affiliates, directors or officers, or any associate of any director or officer and Valco.

       The acquisition was financed by the proceeds of the Amended and Restated Revolving Credit and
       Term Loan Agreement (Exhibit 2D hereto) also entered into on October 21, 1996 with the Registrant's existing lending banks. The purchased operations are involved in the production and sale of ready-mix concrete and other building materials as well as the extraction and sale of sand and river rock.
       Sales are restricted primarily to Pueblo County.
       The purchased operations principal premises are located at 5476 Route 96 West, Pueblo, Colorado.
       An additional batch plant is located on East
       Route 50 in Pueblo, Colorado.

Item 7.  Financial Statements and Exhibits

       (b)  Pro Forma Financial Information

            The acquisition does not meet the
            "significance" test as detailed in Item 2 of Form 8-K under the 1934 Act and Regulation S-X of the 1940 Act, therefore no proforma financial information is provided.

       (c)  Exhibits

            See Exhibits Index, page 4 hereof.


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                           SIGNATURES




      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         (Registrant)  CONTINENTAL MATERIALS CORPORATION

         (Signature)  /S/Joseph J. Sum
                      Joseph J. Sum, Vice President - Finance

         Date         November 1, 1996




























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                         EXHIBITS INDEX






Exhibit 2A    Acquisition Agreement Between Valco Properties,
              Ltd. and Continental Materials Corporation

Exhibit 2B    Non-Competition and Non-Disclosure Agreement by
              Valco, Inc. and Thomas E. Brubaker in favor of
              Continental Materials Corporation.

Exhibit 2C   Fee Sand and Gravel Lease Between Valco, Inc.
             and Continental Materials Corporation

Exhibit 2D   Amended and Restated Revolving Credit and Term
             Loan Agreement Between Continental Materials
             Corporation, The Northern Trust Company and
             LaSalle National Bank



                        Omitted Exhibits


No exhibits to Exhibits 2A, 2C or 2D above are filed with this 8-K Report. Registrant agrees to furnish supplementally with the Commission a copy of any such omitted exhibit, upon the request of the Commission.





















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